Investor Presentation September 2026

Disclaimer Certain of the matters discussed in this investor presentation, other than historical facts, constitute forward-looking statements within the meaning of the federal securities laws, and we intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in such federal securities laws. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” ”continue,” “plan,” “target,” “goal,” or other similar words, or the negative of such terms or other comparable terminology, or by discussions of strategy, plans, or intentions. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. Statements in this presentation regarding The Deca Initiative, including its six pillars and any related targets, timelines, or anticipated benefits, are forward-looking statements. The Deca Initiative and any other targets, milestones, or aspirational goals referenced in this presentation are aspirational in nature, are not guarantees or promises that such goals will be met, and do not constitute projections of expected results. Such statements include, but are not limited to statements concerning our plans, strategies, initiatives, prospects, objectives, goals, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: • disruptions in the economy, including debt and banking markets and foreign currency, including changes in the Canadian Dollar (“CAD”)/U.S. Dollar (“USD”) exchange rate; • significant transaction costs, including financing costs, and unknown liabilities; • the settlement of our forward equity sales and the amount and timing of proceeds received; • whether we will be successful in the pursuit of our business plan and investment objectives; • our ability to successfully execute, fund, and achieve the intended outcomes of The Deca Initiative and our other strategic plans and objectives, within the timeframe we expect or at all; • changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including tariffs, wars, natural disasters, epidemics and pandemics, military actions, and terrorist attacks; • changes in tax and other laws and regulations, including tenant protection programs and other aspects of our business; • difficulties in our ability to attract and retain qualified personnel and management; • the effect of competition at our self-storage properties or from other storage alternatives, which could cause rents and occupancy rates to decline; • our ability to identify and complete pending and future acquisitions, joint ventures, investments, dispositions, and third-party management or development relationships on favorable terms or at all, and to redeploy disposition proceeds on accretive terms; • our ability to successfully integrate businesses and opportunities that we acquire, including but not limited to, the potential failure to fully realize expected cost savings and synergies from transactions or the risk that those expected cost savings and synergies may take longer than anticipated to be realized; • the performance of the borrowers and underlying properties in our preferred equity and mezzanine investments; • the lease-up and stabilization of properties we acquire or invest in, and risks associated with joint venture investments, including reliance on our partners; • the outcome of any pending or later instituted legal or regulatory proceedings or governmental inquiries or investigations; • general competitive, economic, political and market conditions and other factors that may affect our future results; • our reliance on information technologies, including data and artificial intelligence systems, which are vulnerable to, among other things, attack from computer viruses and malware, hacking, cyberattacks and other unauthorized access or misuse; • fluctuations in interest rates and capitalization rates, and their effect on acquisition, development, and financing activity; and • failure to maintain our REIT status. All forward-looking statements, including without limitation, management’s examination of historical operating trends and estimates of future earnings, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is filed with the Securities and Exchange Commission (the “SEC”) and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this investor presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2025, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, copies of which may be obtained from our website at investors.smartstopselfstorage.com. We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2024 Self Storage Almanac and the January 2024 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers’ experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information. This presentation may contain trade names, trademarks or service marks of other companies. We do not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that our presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

SmartStop: A Scalable Platform that is Positioned for Growth and Value Creation

SMARTSTOP OVERVIEW

- Premier self storage owner and operator with a high-quality and uniquely diversified portfolio across the United States and Canada
- Demonstrated track record of growth, growing its total portfolio by ~227% over the last five years(1)
- Portfolio focused on high growth markets, with unique exposure to Canada and the GTA
- Technology-enabled, data driven, and scalable operating platform
- Multi-pronged growth strategy supported by organic and external growth drivers
- Third-Party Management (3PM), Managed REIT, and bridge lending platforms drive incremental revenue and future potential acquisition pipeline


SmartStop
Self Storage
Martin St. (Milton, ONT)


E. Algonquin Rd. (Algonquin, IL)


W. Colfax Ave. (Lakewood, CO)

ATTRACTIVE FINANCIAL AND OPERATING PROFILE

FINANCIAL

$169 million	~$3.0 billion	~3.7%	7.9%
LQA NOI(2)	Total Capitalization(3)	Same-Store NOI growth(4)	Owned Portfolio CAGR (2020-2025)(5)

OPERATING

460	35.4 million	92.4%	$20.33
Owned and Managed Properties(6)	Owned and Managed Square Feet(6)	2Q 2026 Ending Same-Store Occupancy(7)	2Q 2026 Annualized Same-Store RentPOF(8)

Note: As of 6/30/2026 unless otherwise noted. (1) Based on total owned and managed properties from 2020 – 2025; (2) LQA NOI based on annualized 2Q'26 NOI; NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure; (3) Total capitalization includes debt and equity market cap based on approximately 59.2 million shares and OP Units at June 30, 2026 valued at the closing stock price on June 30, 2026 of $32.50. Debt is at face value for purposes of this calculation.; (4) Based on 2Q'25 NOI of $35.8M and 2Q'26 NOI of $37.1M; (5) Measured by number of properties; Includes wholly-owned operating properties and joint venture operating properties; (6) As of 6/30/2026; (7) Represents 6/30/2026 same-store ending physical occupancy; (8) Represents same-store annualized rent per occupied square foot for the three months ended 6/30/2026.

SmartStop Self Storage
3

1 2 3 4 5 SmartStop’s Key Drivers for Accelerated Growth The Deca Initiative: A Multi-Pronged Growth Strategy High quality, diversified portfolio with differentiated exposure to Canada Operational excellence and technology platform driving long-term growth Capital Light Scaling: Third-Party Management (3PM), Managed REIT Platform and Bridge Lending Conservative and Diversified Capital Structure Industrial Blvd. (Chula Vista, CA) Goulding Ave. (Aurora, ONT) U.S. 301 (Oxford, FL)

1 Business Update – Strong Operating Momentum Delivering Outperformance

Q2 2026 FINANCIAL HIGHLIGHTS

+17.6%[(1)]	FFOa/Share Growth YoY – Sector Leading
+3.7%[(2)]	Same-Store NOI Growth YoY, Q2 2026
+14%	YOY Growth of Recurring Managed REIT Fees
+150bps	Growth of Same-Store Margins YoY
> $46 million	Accretive Capital Deployment

POST QUARTER-END OPERATIONAL UPDATES - AUGUST 2026



Same-Store Ending Occupancy(3)
92.7%
92.4%
2025
2026
Same-Store In-Place Rates(4)
$1.67
$1.70
2025
2026
Same-Store Web Rates(5)
$1.05
$0.97
2025
2026
Same-Store Move-In Rates(6)
$0.94
$0.87
2025
2026

CAPITAL DEPLOYMENT AND OTHER ACTIVITY

- ✓ In June 2026 acquired 3 self-storage facilities for ~$29.7M in Spartanburg, SC, from SSGT III
- ✓ Deployed $19.4M of preferred investments through Aug. 2026 at a 10.9% weighted-average yield with $16.3M invested in June and $3.1M in August
- ✓ Managed REITs ended the quarter at $1.0B AUM across 52 properties
- ✓ SMA agreed in July 2026 to a termination agreement in connection with the merger of SSGT III into SST VI (expected Q4 2026 close)

Source: Company data and filings. Note: Monthly same-store in-place rates and move-in rates are not perfectly comparable to metrics disclosed in the Financial Supplement, such as RentPOF. The rates disclosed above do not consider the impact of concessions, are in local currency and include parking. 8/31/2026 displays metrics for the 2026 Same-Store Pool of 155 properties. During the second quarter of 2026, the Same-Store Pool was reduced from 157 to 155 properties to exclude two properties subject to eminent domain proceedings. Historical metrics presented here have been recast for all periods to conform to the current Same-Store Pool definition. (1) FFO, as adjusted per share and OP unit is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (2) Same-Store NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. For the quarter ending June 30, 2026. (3) Represents same-store ending physical occupancy for 8/31/2026. Ending occupancy for the Company's 13 property same-store portfolio in the GTA was 92.9% as of August 31, 2026, up 75 basis point year-over-year. (4) Represents same-store monthly in-place rates for 8/31/2026. (5) Represents same-store monthly web rates for 8/31/2026. (6) Represents same-store monthly move-in rates for 8/31/2026.

SmartStop Self Storage

5

1 The Deca Initiative: Six Integrated Pillars for Future Growth

THE DECA INITIATIVE

1 Disciplined Capital Allocation

NAV Creation Engine

- *Targeting accretive growth and value creation through on-balance sheet acquisitions, joint ventures, and bridge lending*
- *Active asset management, including recycling capital from non-core assets*

2 Operations

Clustering & Margin Expansion

- *~500bps same-store NOI margin upside opportunity*[(1)]
- *Markets with 10+ properties run ~300 bps higher margins than non-clustered markets*

3 Technology & Artificial Intelligence

SmartStop AI Vision

- *Small cap company with large cap platform*
- *41B+ data points powering the proprietary dash™ operating platform and SmartStop Mobile App*

4 Third-Party Management (3PM)

Capital-Light Scaling

- *~217 properties under third-party management*[(2)]*, led by the Argus (APSM) acquisition*

5 Managed REIT Platform

Capital Flexibility & Fee Income

- *~$1.0B in AUM*[(3)] *generating an annualized revenue run rate of ~$16M+ with embedded organic growth*

6 Acquisitions Joint Venture

Acquiring Operating Assets at Scale

- *Pursuing a 10–20% SmartStop equity co-investment alongside an institutional partner*
- *Unlocks additional transactions beyond current balance-sheet capacity*

(1) ~500bps NOI margin opportunity compared to large cap peers; (2) As of the quarter ended June 30, 2026; (3) Total AUM for the Managed REIT Platform consists of $570.3 million in SST VI, $445.0 million in SSGT III, and $10.1 million in SST X.

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6

1 New Investments Add Scale and Leverage SMA Capabilities to Drive Significant Accretion

Strategic Storage Canada Joint Venture Investment[1]

~$54M

14-property Canadian portfolio + 3-property 3PM management contracts
Initial 50% GP / 34% LP ownership in 14 assets

~961,000 NRSF | ~9,600 units[2]
Expands SmartStop's presence in the existing Canadian markets of Vancouver, Calgary, and Toronto and establishes a new presence in Halifax and Quebec City

~50% physical occupancy
Portfolio primarily in lease-up, representing significant NOI upside

Strategic growth pipeline
Future capital contribution opportunities, third-party management opportunities, and acquisition rights

- ✓ Positions SmartStop as Canada's third-largest self-storage operator, with 70 operating properties
- ✓ Adds recurring income and embedded growth
- ✓ Bolsters the launch of SmartStop 3PM in Canada

On-Balance Sheet Acquisitions: U.S. Portfolio

~$37M

2 stabilized properties
Las Vegas, NV and Asheville, NC – two of SmartStop's top U.S. markets

186,000+ NRSF | ~1,600 units
Adds scale and clustering in existing SMA markets at attractive going-in cap rates

- ✓ Adds high-quality self-storage assets on-balance sheet
- ✓ Opportunity to extract property operating efficiencies
- ✓ Immediate in-place cash flow with long-term NOI upside
- ✓ Enhances clustering
  - Increases Las Vegas footprint from 9 to 10 properties
  - Increases Asheville footprint from 14 to 15 properties

Programmatic Investment Partnership with Institutional Sponsor

~$48M TO ~$53M

6 preferred or mezzanine net investments[3]
Providing financing to Institutional Sponsor, a vertically integrated class-A self-storage developer

Mid-teens
Blended investment yield with additional economics from property management

~5-year
Average investment maturity

- ✓ Right of first offer ("ROFO")
- ✓ Generates attractive yield on deployed capital
- ✓ Extends property-management and tenant-insurance economics
- ✓ Expands SmartStop's footprint across core owned markets, generating additional scale and clustering

SMA expects the investments to generate FFO, as Adjusted accretion of $0.05 to $0.06 to 2027 estimated FFO, as Adjusted per share

Source: SMA Management Estimates. (1) Transaction expected to close in the quarter ending December 31, 2026, subject to approval by the Canadian Competition Act and certain other closing conditions customary in transactions of this nature (2) Excludes three 3PM properties (3) One investment closed in September 2026; five additional investments are expected to close in the quarter ended December 31, 2026. The transactions described above are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

SmartStop Self Storage
7

1 Transactions Enhance Platform Operating Metrics

TRANSACTIONS OVERVIEW

- Owned and managed portfolio increased by over 1.9M SF, or 5.6%
- Generates property management, tenant insurance and other income streams
- Clustering furthers SMA's margin opportunity
- Prudent and diversified funding through maple bond market and ATM equity highlights access to capital
- **Modestly accretive to 2026 estimated FFOa per share[1]; accretive by approximately $0.05 to $0.06 per share to 2027 estimated FFOa per share**

OPERATING	SmartStop AS OF Q2'26	SmartStop PRO FORMA[2]
Owned stores (wholly-owned and JV)	191	207
Managed stores	269	278
Owned and managed square feet	35.4 million	37.4 million
Owned and managed units	~276,000	~296,000


SmartStop

48 Ave. Northeast (Calgary, AB)


Entreposage
SmartStop
Self Storage

Blvd. Charest Ouest (Québec, QC)

Source: Company filings as of 6/30/26. (1) Based on midpoint of management guidance as of 8/5/2026; see revised 2026 Outlook for Full Year 2026 (2) The transactions included in these pro forma figuresare subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions or that these pro forma numbers will be realized.

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8

22 9 16 52 4 11 4 20 13 22 21 19 10 39 8 5 6 6 7 4 8 6 5 5 5 5 19 2 2 2 2 26 24 2 4 7 4 3 3 3 3 2 4 4 2 2 8 2 2 2 Wholly owned, managed, and JV operating properties (460) New properties in new SMA markets (11)(1) New properties in existing SMA markets (14)(1) Highly Synergistic Expansion Across Core SmartStop Markets 1   6/30/2026 New Investments1 Pro forma SMA SMA owned + managed Canada 53 17 70 SMA owned + managed U.S. 407 8 415 Total 460 25 485 New investments have significant overlap with SmartStop’s existing footprint – increasing clustering and operating efficiencies Source: Company filings as of 6/30/26. (1) The properties represented by these circles are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

Strategic Storage Canada Joint Venture Investment – Canadian Portfolio Footprint 1 Currently owned / managed (53) New assets (17)(1) WESTERN CANADA EASTERN CANADA British Columbia Alberta 5 3 2 2 7 Calgary 2 Victoria Ontario Quebec Nova Scotia 39 2 2 Halifax Toronto British Columbia Source: Company filings as of 6/30/26. (1) The transactions described above are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

1 Strategic Storage Canada Joint Venture Investment – Transaction Overview

TRANSACTION OVERVIEW

- SMA to invest CAD $74M (~$54M USD) into a Canadian joint venture fund, inclusive of a CAD $25M ($18M USD) preferred expected to be completed in 4Q26
- Investment provides SMA with an initial 50% GP and 34% LP ownership interest in 14 self-storage properties in Canada
- Portfolio comprised of ~961,000 NRSF and ~9,600 units primarily in lease-up and currently ~50% physical occupancy, representing significant embedded NOI potential as the portfolio stabilizes
- **Key investment terms:**
  - SMA to provide property management services to 14 assets in fund and 3 additional assets outside the fund
  - ROFO on all fund properties
  - Exclusivity on third-party management for future fund assets


SmartStop Self Storage
St Margarets Bay (Timberlea, NS)


SmartStop
Rue Seigneuriale (Quebec City, QC)

PORTFOLIO OVERVIEW

	Owned Fund Properties	3PM Properties (owned outside of the fund)
Number of Properties	14	3
Total NRSF	~961k	~212k
Total Units	~9,600	~2,300
# of Provinces	5	2

STRATEGIC RATIONALE

- ✓ Positions SMA as Canada's third-largest storage operator, with 70 operating properties
  - ✓ Expands presence across Vancouver, Calgary and Toronto CMAs
  - ✓ Enters new markets including Halifax and Quebec City
- ✓ Gives SmartStop a fund vehicle domiciled in Canada, in which it can seed other Canadian third-party acquisitions
- ✓ Opportunity to make additional investments of up to CAD $228 million

SmartStop Self Storage
11

1 Programmatic Investment Overview – Investment in Six Class A Self-Storage Assets

TRANSACTION OVERVIEW

Institutional Sponsor Overview

Institutional Sponsor is a privately held real estate investment and development company, focused on Class A self-storage (over 4.0 million NRSF)

Six
Preferred or Mezzanine investments

~$48-53M
Total initial investment

Mid-Teens
Blended in-place yield (Year-1)

~590k
Total NRSF across six assets

- SmartStop expects to retain property management rights and a Right of First Offer (ROFO) on all six assets
- Institutional Sponsor's broader development platform provides a robust pipeline of potential future opportunities
- All six investments expected to be made through a joint venture with AXCS

PROGRAMMATIC INVESTMENT PARTNERSHIP PROPERTIES

Bethesda, MD(1)

NRSF
~132K

UNITS
1,560


UNDER CONSTRUCTION

Annapolis, MD(2)

NRSF
~70K

UNITS
730


OPERATING

Cave Creek, AZ(2)

NRSF
~85K

UNITS
770


OPERATING

Hawthorne, CA(2)

NRSF
~90K

UNITS
945


OPERATING

San Gabriel, CA(2)

NRSF
~130K

UNITS
1,470


OPERATING

Scottsdale, AZ(2)

NRSF
~84K

UNITS
825


OPERATING

Source: SMA Management Estimates. (1) This investment closed in September 2026; (2) these investments are expected to close in the quarter ended December 31, 2026. The transactions described above are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

SmartStop Self Storage

12

2 SmartStop Owns a High-Quality Portfolio in Key Growth Markets

KEY PORTFOLIO STATISTICS (OWNED)

191 Owned properties[(1)(5)]	**15.1 million** Square feet[(1)(5)]	**133,670** Units[(1)(5)]
91.7% Ending Occupancy[(6)]	**$20.43** RentPOF[(7)]	**23** U.S. States and Provinces[(8)]

TOP-MARKET EXPOSURE SUPPORTS ABOVE-AVERAGE GROWTH

2025–2030 projected | Claritas, SNL Financial

65%+

NRSF concentrated in top 25 MSAs[(2)]



Population growth
3.1%
2.5%
Top 10 MSA
U.S.
Median HH income growth
9.7%
8.3%
Top 10 MSA
U.S.

TOP MARKETS BY NRSF[(3)] (OWNED)



15.1 million
Total NRSF
Toronto 13%
Miami - Fort Lauderdale 8%
Houston 8%
Los Angeles 6%
Las Vegas 6%
Asheville 5%
Denver 4%
Tampa 3%
New York - Newark 3%
Dayton 3%
All Other(4) 41%

Note: As of 6/30/2026 unless noted otherwise. Figures reflect owned JVs at 100% of NRSF. (1) As of 6/30/2026; (2) Toronto included as a top 25 MSA. Top 25 MSA's as defined by 2024 U.S. Census Bureau data. Metric refers to owned properties including joint venture properties; (3) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada.; (4) Other markets include: Chicago, Seattle - Tacoma, Spartanburg, Phoenix, San Francisco - Oakland, Port St. Lucie, Sacramento, Riverside - SB, Detroit, Edmonton, Myrtle Beach, Nantucket, San Diego, Charlotte, Raleigh - Cary, Mobile, Colorado Springs, Naples, Santa Rosa - Petaluma, Orlando, Calgary, Washington-Arlington, Baltimore, Punta Gorda, Dallas, Milwaukee, San Antonio, Kelowna, College Station, Charlottesville, San Jose, Jacksonville, Stockton, Charleston, Santa Maria-Santa Barbara, Trenton-Princeton, Sarasota. None of these markets represent more than 3.0% of the total portfolio by NRSF. (5) Total includes ten operating properties held in unconsolidated joint ventures in which SmartStop maintains a 50% equity interest and one operating property in Nantucket in which SmartStop maintains a 42% equity interest; (6) Represents ending occupancy as of 6/30/2026 for total wholly-owned operating stores. (7) Represents three months ended 6/30/2026 total wholly-owned operating stores RentPOF. (8) Includes 19 U.S. states, Washington D.C. British Columbia, Alberta, and Ontario.

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13

SmartStop Maintains a High-Performing Portfolio Relative to Peers High-quality portfolio with strong same-store revenue and NOI growth 2 (2.2%) (2) (2) Q2 2026 Same-Store noi growth(1) Q2 2026 Same-store revenue growth Sources: Public company filings and financial supplements for the quarter ended June 30, 2026. (1) Same-Store NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (2) National Storage Affiliates Q2 2026 results, as reported in Public Storage Q2 2026 Financial Supplement.

Québec Ontario Toronto 2.3x 2.0x Montreal 2.5x Vancouver British Columbia 2.3x Calgary 2.8x Edmonton Alberta 2.2x Manitoba Supply Ratio Saskatchewan Toronto and Greater Canada Represent an Untapped Growth Opportunity 3 Opportunity to expand in several underpenetrated Canadian markets POPULATION GROWTH VS. SUPPLY RATIO – SELECT LARGE CITIES Supply Per Capita Ratio Supply Per Capita Ratio(3) U.S. National Avg. 6.3x Top 25 U.S. MSA Avg. 6.1x Select Canadian CMAs Avg.(2) 2.4x 2 SmartStop Self Storage REIT, Inc. Operating Properties(1) Wholly-Owned Operating Properties (19) Joint Venture Operating Properties (10) Managed Properties (24) 16 3 10 13 1 5 1 2 Above U.S. Average Below U.S. Average U.S. National Average >6x 0% Population growth: +127bps Storage supply ratio: (3.8x) Delta   Toronto vs. Top 25 U.S. MSA Avg. Canadian markets maintain attractive demographics with room to meaningfully expand storage market penetration Sources: Claritas, Colliers, CoStar, Green Street, SNL Financial, Statistics Canada, and The 2024 Self-Storage Almanac. (1) As of 6/30/2026: exclusive of subsequent property additions after period end. (2) Includes Toronto, Vancouver, Montreal, and Edmonton.

4 Dash: SmartStop's Proprietary Integrated Technology Platform



ARTIFICIAL INTELLIGENCE (AI)
LIVE AGENT
IVR
CALL CENTER
DATA SCIENCE
REVENUE MANAGEMENT
AUTOMATION
TECHNOLOGY
INNOVATION
dash™
WEB OPTIMIZATION
MOBILE
EMAIL/SMS
SEO
PPC
DIGITAL MARKETING
DATA ANALYTICS
DATA WAREHOUSE
MOBILE ON-DEMAND
ARTIFICIAL INTELLIGENCE (AI)

Cloud-based Technology Backbone of Our Platform

Accelerates innovation | Facilitates delivery of strategic objectives

CUSTOM-BUILT

- Collaborative development with vendor
- Designed for real-time data access and availability
- Focus on customer-centric and mobile engagement

SCALABLE

- Built to operate with hundreds of properties
- Integrates seamlessly with proprietary systems (pricing, call center)
- Open API architecture and enterprise-level management
- Enhancements and upgrades flow seamlessly to field

SECURE

- Isolated server cluster built to SmartStop specifications
- Data is 100% SmartStop-owned and accessible
- Meets SOC I, Type II and SOC 2, Type II standards

Innovative proprietary technology positioned to accelerate SmartStop's scale and growth trajectory

SmartStop Self Storage
16

4 Strong Track Record of Internal Growth

SmartStop's internal growth strategies have translated into successful long-term results

INTERNAL GROWTH STRATEGIC HIGHLIGHTS

- Maximize net operating income with a balanced approach to rate and occupancy
- Majority of the Company's same-store portfolio base has been owned or managed less than five years and retains additional rate upside
- Customer service platform drives consumer traffic and sticky customer base
- Continued investment in technology and artificial intelligence to drive incremental NOI
- Asset management technology and experienced personnel drive expense savings and ultimately bottom-line growth

HISTORY OF OPERATIONAL EXCELLENCE HIGHLIGHTED BY SAME-STORE PERFORMANCE VS. PEERS

2Q'26 Same-Store Revenue Growth

	SmartStop	Peer avg.	*Delta*
2Q'26	**1.3%**	0.8%	*+50bps*

2Q'26 Same-Store NOI Growth

	SmartStop	Peer avg.	*Delta*
2Q'26	**3.7%**	0.9%	*+285bps*

3-year Avg. YoY Same-Store Revenue Growth(1)



(4)
0.7%
0.0%
0.0%
(1.6%)
SMA
EXR
PSA
CUBE
NSA

3-year Avg. YoY Same-Store NOI Growth(2) (3)



(4)
0.4%
(0.6%)
(0.7%)
(1.1%)
(3.1%)

Sources: Public company filings and financial supplements. Note: peers may have different definitions of same-store metrics. (1) Represents the simple average of quarterly year-over-year same-store revenue growth for the most recent 12 quarters (the quarter ended 9/30/2023 through 6/30/2026). (2) Represents the simple average of quarterly year-over-year same-store NOI growth for the most recent 12 quarters (the quarter ended 9/30/2023 through 6/30/2026). (3) Same-Store NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (4) Includes National Storage Affiliates Q2 2026 results, as reported in Public Storage Q2 2026 Financial Supplement.

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17

5 Investment Grade Rated Balance Sheet Positioned for Growth

AS OF 6/30/26

6.3x
Normalized Net Debt to Adjusted EBITDA(2)

2.9 Years
Wtd. Avg. Debt Maturity

90.8%
Fixed rate debt


OP Unit Equity
4%
$3.0 Billion
Total
Capitalization(4)
Common
Stock
59%
Debt
37%

PRO FORMA

~6.3x
Normalized Net Debt to Adjusted EBITDA(2)

3.4 Years
Wtd. Avg. Debt Maturity

90.8%
Fixed rate debt


OP Unit Equity
4%
~$3.2 Billion
Total
Capitalization(4)
Common
Stock
59%
Debt
37%

DEBT MATURITY SCHEDULE AS OF 6/30/26 (MILLIONS)(1)(3)(5)

BBB/with Stable Trends
DBRS rating (as of 6/30/26)

BBB/Stable
KBRA rating (as of 6/30/26)


Fixed Rate Debt
Variable Rate Debt
$90
$42
$445
$104
$181
$104
$150
$9
2026
2027
2028
2029
2030
2031
2032
2033
2034

PRO FORMA DEBT MATURITY SCHEDULE (MILLIONS)(1)(3)(5)


$4
$42
$445
$104
$181
$110
$144
$150
$9
2026
2027
2028
2029
2030
2031
2032
2033
2034

(1) As of 6/30/2026. (2) Includes intra-quarter net interest income of $258,000 (incremental interest income from lending, less interest income from debt repaid during the quarter), Managed REIT fee income of $21,000 and NOI of $374,000 above the amount recognized during the quarter. (3) Excludes amortizing debt payments. Does not account for extension options. (4) Total capitalization includes debt and equity market cap based on approximately 59.2 million shares and OP Units at June 30, 2026 valued at the closing stock price on June 30, 2026 of $32.50. Debt is at face value for purposes of this calculation. (5) (5) Subsequent to June 30, 2026, on July 30, 2026, the Company fully repaid the KeyBank CMBS Loan with ~$86.4 million of proceeds from the Credit Facility. On August 18, 2026, the Company paid down ~$144 million on the Credit Facility with proceeds from the CAD $200 million Maple Bond Issuance with maturity date of 2/18/2031 (translated based on 0.72 CAD to USD exchange rate as of 8/18/26). Other adjustments include the assumption of a paydown on the Credit Facility of ~$77 million following the ATM equity offering, and a draw on the Credit Facility of $140 million in connection with the investments and initiatives outlined in this presentation. The transactions described above are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

SmartStop Self Storage
18

5 Capital-light Strategies Leverage SMA Platform and Drive Additional Earnings Growth

BRIDGE LENDING

CAPITAL DEPLOYMENT

Overview

ΛXCS

In March 2026, SmartStop formed a real estate credit joint venture with AXCS Capital to originate bridge debt and preferred equity investments in U.S. self-storage

AXCS Capital background

- AXCS, a portfolio company of Conversant Capital LLC, is an institutional commercial real estate finance platform providing investment management, capital advisory, and structured finance solutions
  - ~100 professionals across affiliated companies with vertically integrated capabilities across the capital stack
  - Provides debt and equity placement across property types and has advised on > $100B of transactions

CURRENT INVESTMENT & CURRENT YIELD(1)

$22.7M Total current SMA investment(2)

10.7% Blended yield

PRO FORMA INVESTMENT & PRO FORMA YIELD RANGE

~$73M Pro forma SMA investment

13% - 15% Blended yield range

THIRD-PARTY PLATFORM (3PM)

FEE-BASED SCALE

Branded

- Traditional SmartStop-branded model leveraging full marketing and revenue management playbook, with complete access to SmartStop's proprietary platform and services

Legacy

- Hybrid model where partners keep their existing brand identity while operating on SmartStop's website and platforms or integrating enhancements into current systems

Private label

- White-labeled solution preserving the partner brand end-to-end while operating seamlessly on the SmartStop platform and maintaining marketing autonomy

	3PM(3)	New 3PM Properties	Total
Number of Properties	217	9	226
Total NRSF	~15.7 million	~ 0.8 million	~ 16.5 million
Total Units	99,240	8,570	107,810
States & Provinces / Markets(4)	29 / 64	5 / 6	32 / 68

MANAGED REIT PLATFORM

CAPITAL ACCESS

Strategic rationale

- Acquire growth-oriented properties that broaden the platform in an accretive structure
- Generate fees and expense reimbursements
- Create economies of scale by adding SmartStop locations

STRATEGIC STORAGE GROWTH TRUST III SSTVI STRATEGIC STORAGE TRUST SSTX

Differentiated Access To Capital

- SST VI, SSGT III, SST X and DSTs provide access to equity capital at NAV, supporting accretive deployment at a relatively low-cost basis

	Managed REIT Platform(5)
Number of Properties	52
Total NRSF	4.6 million
Total Units	43,280
AUM at quarter end	$1.0 billion

(1) As of August 5, 2026; (2) Not all amounts fall under the AXCS Joint Venture; (3) Third party platform portfolio data as of 6/30/2026, unadjusted for subsequent onboard and offboards following this date; New 3PM properties include six loans subject to bridge investment and three properties managed outside of the Strategic Storage Canada Joint Venture; (4) Market count includes Canadian markets; (5) As of the quarter ended June 30, 2026. The transactions described above are subject to closing conditions or other factors that make closing uncertain. Therefore, there is no guarantee that SmartStop will ultimately close on some or all of these transactions.

SmartStop Self Storage
19

Revised Outlook for 2026 Ranges for 2026 Annual (As of August 5, 2026) Ranges for 2026 Annual (As of September 29, 2026) Metric Low High Low High Same-store growth (as translated in U.S. dollars)     Revenue 0.50% 1.50%   0.75% 1.75% Operating expense 0.25% 1.25%   0.00% 1.00% Net operating income(1) 0.65% 1.65%   1.15% 2.15% FFO, as Adjusted(2) FFO, as adjusted per share & OP unit outstanding – diluted $1.98 $2.04   $1.99 $2.05 Note: The Company’s estimates are forward-looking and based on management’s view of current and future market conditions. The Company’s actual results may differ materially from these estimates. A reconciliation of net income outlook to same-store net operating income outlook is included in the Appendix of this presentation titled “Reconciliation of Estimated GAAP Net Income to Estimated Same-Store Net Operating Income.” A reconciliation of net income per share outlook to funds from operations, as adjusted per share outlook is provided in the Appendix of this presentation entitled “Reconciliation of the Range of Estimated GAAP Fully Diluted Net Income Per Share and OP Unit to Estimated Fully Diluted FFO, As Adjusted Per Share and OP Unit.” (1) Stores in Canada are operated in Canadian Dollars (CAD), and their financial results are translated to U.S. Dollars (USD) in accordance with GAAP. These stores represent 13 of the Company's 155 stores in the 2026 same-store pool. Constant currency results are calculated by translating current year results at prior year average exchange rates. The average USD/CAD exchange rate for the 12 months ending December 31, 2025 was 0.72x. (2) FFO, as adjusted estimates for the year are fully diluted for an estimated average number of shares and OP units outstanding during the year.

Appendix

Reconciliation: Net Income (Loss) to Net Operating Income: Trailing 6 Quarters

($ in thousands)

	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1
Net income (loss)	$12,075	$10,216	$2,971	$5,548	($4,799)	($5,456)
Adjusted to exclude:						
Tenant protection program revenues	(2,603)	(2,582)	(2,540)	(2,494)	(2,410)	(2,305)
Tenant protection program related expenses	248	266	251	261	110	181
IPO-related equity compensation expense	—	—	—	1,879	1,705	—
Managed Platform revenue	(6,747)	(6,612)	(7,176)	(3,841)	(4,036)	(4,113)
Managed Platform expenses	3,711	4,338	3,285	2,074	3,250	1,234
General and administrative	9,893	9,140	8,231	10,435	11,695	7,850
Depreciation	16,505	16,575	16,484	16,274	15,374	15,094
Intangible amortization expense	3,245	3,453	3,542	2,904	1,929	1,599
Acquisition expenses	219	80	988	480	359	203
Contingent earnout adjustment	399	644	221	—	—	—
Gain on disposition of real estate	(489)	(1,237)	(284)	—	—	—
Interest expense	13,339	13,137	13,321	12,521	12,030	22,022
Net loss on extinguishment of debt	—	262	—	—	1,745	789
Equity in (earnings) losses of unconsolidated joint venture properties	154	135	(2)	47	119	242
Equity in (earnings) losses of investments in Managed REITs	444	185	(176)	248	157	215
Income tax expense (benefit)	379	331	362	615	318	606
Investment income, net	(2,107)	(1,970)	(1,384)	(1,536)	(723)	(725)
Other, net	(6,409)	(6,069)	3,726	(4,667)	1,416	(454)
Net operating income	**$42,256**	**$40,292**	**$41,820**	**$40,748**	**$38,239**	**$36,983**

Note: During the second quarter of 2026, we removed two properties from our same-store pool in connection with the taking of one property, and the anticipated taking of a second property, by the North Carolina Department of Transportation ("NC DOT"). To provide investors and analysts with a consistent basis for comparison and to facilitate the rebuilding of historical models on our updated same-store pool of 155 properties, we have presented six trailing quarters in this supplement rather than our customary trailing five quarters. All periods presented herein reflect the revised same-store pool. We intend to return to our standard trailing five-quarter presentation beginning with the supplement for the quarter ending September 30, 2026.

SmartStop Self Storage
22

Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 6 Quarters

($ in thousands)

	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1
Net income (loss)	$12,075	$10,216	$2,971	$5,548	($4,799)	($5,456)
Adjustments:						
Interest expense and net loss on extinguishment of debt	13,339	13,399	13,321	12,521	13,775	22,811
Tax related expense[(1)]	379	331	540	771	484	768
Depreciation and amortization	19,750	20,028	20,026	19,178	17,303	16,693
Adjustments to reflect EBITDA related to our unconsolidated entities	1,868	1,625	1,546	1,695	1,634	1,716
Acquisition related expenses[(2)]	233	176	1,470	480	359	203
Equity related compensation expense[(3)]	3,327	2,801	2,395	6,877	6,741	1,245
Non-cash adjustments	619	267	272	272	262	245
Contingent earnout adjustment	399	644	221	—	—	—
Gain on disposition of real estate	(489)	(1,237)	(284)	—	—	—
Straight line rent adjustment	—	—	—	176	—	—
Foreign currency and interest rate derivative (gains) losses, net	(6,705)	(5,384)	5,208	(4,729)	1,986	(202)
Transactional expenses	100	486	—	—	1,797	625
Adjusted EBITDA	**$44,895**	**$43,352**	**$47,686**	**$42,790**	**$39,542**	**$38,648**

Note: During the second quarter of 2026, we removed two properties from our same-store pool in connection with the taking of one property, and the anticipated taking of a second property, by the North Carolina Department of Transportation ("NC DOT"). To provide investors and analysts with a consistent basis for comparison and to facilitate the rebuilding of historical models on our updated same-store pool of 155 properties, we have presented six trailing quarters in this supplement rather than our customary trailing five quarters. All periods presented herein reflect the revised same-store pool. We intend to return to our standard trailing five-quarter presentation beginning with the supplement for the quarter ending September 30, 2026. (1) Tax related expense consists primarily of adjustments to deferred tax liabilities, state, federal, and Canadian income tax. (2) This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy, as well as specific incremental acquisition-related expenses included in general and administrative in our consolidated statements of operations related to certain third party costs for completed acquisitions. (3) Such amount includes approximately $0.1m, $0.1m, $0.1m, and $0.6m of employer related payroll tax expense related to our IPO Grant for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

SmartStop Self Storage
23

Reconciliation: Same-Store Net Operating Income to Total Net Operating Income

($ in thousands)

				Net Rent / Occupied Sq. Ft. for the Three Months Ended June 30,(1)		Ending Occupancy as of June 30,			Revenue for the Three Months Ended June 30,			Expenses for the Three Months Ended June 30,(3)			NOI for the Three Months Ended June 30,(4)		
Owned Operating Store Segment	**# of Stores**	**Net Rentable Sq. Ft.**	**Units**	**2026**	**2025**	**2026**	**2025**	**% Change**	**2026**	**2025**	**% Change**	**2026**	**2025**	**% Change**	**2026**	**2025**	**% Change**
Same-Store Wholly-Owned[5]	155	12,116,650	105,285	$20.33	$19.96	92.4%	93.0%	(0.6)%	$55,139	$54,452	1.3%	18,013	$18,643	(3.4)%	$37,126	$35,809	3.7%
Non Same-Store Wholly-Owned[2]	25	1,987,850	18,315	21.10	NM	87.3%	NM		8,095	4,022	NM	2,965	1,592	NM	5,130	2,430	NM
Total Wholly-Owned Operating Stores	**180**	**14,104,500**	**123,600**	**$20.43**	**NM**	**91.7%**	**NM**		**$63,234**	**$58,474**	**NM**	**$20,978**	**$20,235**	**NM**	**$42,256**	**$38,239**	**NM**
Total Joint Venture Operating Stores	11	973,300	10,070	$19.52	NM	85.9%	NM										
Total All Owned Operating Stores	**191**	**15,077,800**	**133,670**														

N/M: Not meaningful comparison. (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. Not in thousands. (2) The non same-store wholly-owned pool consisted of 25 properties owned during the quarter ended June 30, 2026. Not all these properties were owned at or during the entirety of the quarter ending June 30, 2025 . As such, the results as measured on a year-over-year basis are not directly comparable. (3) Excludes Tenant Protection Program expenses and IPO related expenses. (4) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (5) During the second quarter of 2026, we removed two properties from our same-store pool in connection with the taking of one property, and the anticipated taking of a second property, by the North Carolina Department of Transportation ("NC DOT"). All periods presented herein reflect the revised same-store pool.

SmartStop Self Storage
24

Reconciliation: Same-Store Facility Results — Years Ended December 31, 2025 and 2024 N/M Not meaningful. (1) Revenue includes rental income, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Among other expenses, property operating expenses excludes Tenant Protection Program related expense and stock compensation expense related to the grant issued in connection with our Underwritten Public Offering. Please see the reconciliation of net operating income to net income (loss) below for the full detail of adjustments to reconcile net operating income to net income (loss). (3) Of the total rentable square feet, parking represented approximately 1,095,000 square feet and 1,040,000 square feet as of December 31, 2025 and 2024, respectively. On a same-store basis, for the same periods, parking represented approximately 970,000 square feet. Amount not in thousands. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation. (5) Determined by dividing the aggregate rental income, net of discounts and concessions and excluding late and administrative fees for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation in the first full month of non-operation. We have excluded the rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. Amount not in thousands. (6)Included in the 2025 non same-store data is a self storage facility located in Murfreesboro, Tennessee, consisting of approximately 62,100 square feet that was purchased on February 20, 2025, and sold to SST X on October 30, 2025. ($ in thousands)

Reconciliation: Same-Store Facility Results — Years Ended December 31, 2024 and 2023 N/M: Not meaningful comparison. (1) Revenue includes rental income, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes Tenant Protection Program related expense. Please see the reconciliation of net operating income to net income (loss) below for the full detail of adjustments to reconcile net operating income to net income (loss). (3) Of the total rentable square feet, parking represented approximately 1,017,000 square feet as of December 31, 2024 and 2023, respectively. On a same-store basis, for the same periods, parking represented approximately 954,000 square feet. Amount not in thousands. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation in the first full month of non-operation. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. In the event a property is disposed of, or becomes completely inoperable during the period, such property is excluded from the respective calculation in the first full month of non-operation. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. Amount not in thousands. ($ in thousands)

Reconciliation: Same-Store Facility Results — Years Ended December 31, 2023 and 2022 N/M: Not meaningful comparison. (1) Revenue includes rental revenue, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes corporate general and administrative expenses, interest expense, depreciation, amortization expense, and acquisition expenses. (3) Of the total rentable square feet, parking represented approximately 1,017,000 square feet and 1,016,000 square feet as of December 31, 2023 and 2022, respectively. On a same-store basis, for the same periods, parking represented approximately 949,000 square feet. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. ($ in thousands)

Reconciliation: Same-Store Facility Results — Years Ended December 31, 2022 and 2021 N/M: Not meaningful comparison. (1) Revenue includes rental revenue, certain ancillary revenue, administrative and late fees, and excludes Tenant Protection Program revenue. (2) Property operating expenses excludes corporate general and administrative expenses, interest expense, depreciation, amortization expense, and acquisition expenses. (3) Of the total rentable square feet, parking represented approximately 1,016,000 square feet and 937,000 square feet as of December 31, 2022 and 2021, respectively. On a same-store basis, for the same periods, parking represented approximately 680,000 square feet. (4) Determined by dividing the sum of the month-end occupied square feet for the applicable group of facilities for each applicable period by the sum of their month-end rentable square feet for the period. (5) Determined by dividing the aggregate realized rental income for each applicable period by the aggregate of the month-end occupied square feet for the period. Properties are included in the respective calculations in their first full month of operations, as appropriate. We have excluded the realized rental revenue and occupied square feet related to parking herein for the purpose of calculating annualized rent per occupied square foot. (6) Included in the non same-store data is a self storage facility consisting of approximately 84,000 square feet owned by SST VI OP, which was consolidated for approximately three months in 2021. (6) Included in the non same-store data is a self-storage facility consisting of approximately 84,000 square feet owned by SST VI OP, which was consolidated for approximately three months in 2021. ($ in thousands)

Outlook for Full Year 2026 Note: The Company’s estimates are forward-looking and based on management’s view of current and future market conditions. The Company’s actual results may differ materially from these estimates. (1) Stores in Canada are operated in Canadian Dollars (CAD), and their financial results are translated to U.S. Dollars (USD) in accordance with GAAP. These stores represent 13 of the Company's 155 stores in the 2026 same-store pool. Constant currency results are calculated by translating current year results at prior year average exchange rates. The average USD/CAD exchange rate for the 12 months ending December 31, 2025 was 0.72x. (2) FFO, as adjusted estimates for the year are fully diluted for an estimated average number of shares and OP units outstanding during the year. (3) A reconciliation of net income outlook to same-store net operating income outlook is included in the Appendix of this presentation under the heading “Reconciliation of Estimated GAAP Net Income to Estimated Same-Store Net Operating Income.” The reconciliation includes details related to same-store revenue and same-store expense outlooks. A reconciliation of net income per share outlook to funds from operations, as adjusted per share and OP unit outstanding outlook is included in the Appendix of this presentation under the heading “Reconciliation of the Range of Estimated GAAP Fully Diluted Net Income Per Share and OP Unit to Estimated Fully Diluted FFO, As Adjusted Per Share and OP Unit.” (4) Consistent with applicable Securities and Exchange Commission (“SEC”) rules, SmartStop does not provide a reconciliation of estimated 2026 Managed REIT Adjusted EBITDA or third-party management adjusted EBITDA to estimated GAAP net income because SmartStop is unable to reasonably predict certain items that are included in these measures.

Reconciliation of the Range of Estimated GAAP Fully Diluted Net Income Per Share and OP Unit to Estimated Fully Diluted FFO, As Adjusted Per Share and OP Unit. Note: The Company’s estimates are forward-looking and based on management’s view of current and future market conditions. The Company’s actual results may differ materially from these estimates. (1) Includes the following: Intangible amortization expense – contracts, accretion of fair market value of secured debt, foreign currency, contingent earnout adjustment, interest rate derivative (gains) losses, net, net loss on extinguishment of debt, noncash adjustments and adjustment of deferred tax liabilities.

Reconciliation of Estimated GAAP Net Income to Estimated Same-Store Net Operating Income Note: The Company’s estimates are forward-looking and based on management’s view of current and future market conditions. The Company’s actual results may differ materially from these estimates. (1) Includes Tenant Protection Program revenue, less expenses. (2) Includes Managed Platform revenues, less expenses. (3)Includes the following: contingent earnout adjustment, net loss on extinguishment of debt, gain on disposition of real estate, state tax expenses, foreign currency fluctuations, and changes in value related to SmartStop’s foreign currency.